UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 30, 2014

MONSTER ARTS INC.
(Exact name of registrant as specified in its charter)

Nevada	0-53266	27-1548306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

806 East Avenido Pico, Suite I-288 San Clemente, California	92673
(Address of Principal Executive Offices)	(Zip Code)

(949) 542-6668

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

On September 30, 2014, the Board of Directors of the Company approved and authorized the issuance of 100,000,000 shares of restricted common stock to IBC Funds, LLC (“IBC Funds”) in partial satisfaction of its obligations under the settlement agreement executed with IBC Funds on April 24, 2014 (the “Settlement Agreement”), which was filed in a Form 8-K on June 30, 2014. The 100,000,000 shares of common stock were issued in accordance with the terms and provisions of the Settlement Agreement. The shares of common stock were issued to IBC Funds in reliance on Section 3(a)(10) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MONSTER ARTS INC.

Date: November 12, 2014	By:	/s/ Wayne Irving II
Wayne Irving II
President/Chief Executive Officer

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